AXIS Capital Sanford C. Bernstein Thirtieth Annual Strategic Decisions Conference 2014, New York, NY Albert Benchimol, President & CEO May 30, 2014

Safe Harbor Statement 2 Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates. Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following: • The occurrence and magnitude of natural and man-made disasters, • Actual claims exceeding our loss reserves, • General economic, capital and credit market conditions, • The failure of any of the loss limitation methods we employ, • The effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, • The failure of our cedants to adequately evaluate risks, • Inability to obtain additional capital on favorable terms, or at all, • The loss of one or more key executives, • A decline in our ratings with rating agencies, • Loss of business provided to us by our major brokers, • Changes in accounting policies or practices, • The use of industry catastrophe models and changes to these models, • Changes in governmental regulations, • Increased competition, • Changes in the political environment of certain countries in which we operate or underwrite business, and • Fluctuations in interest rates, credit spreads, equity prices and/or currency values.

44% 56% Hybrid (Re)insurer with Strategic Flexibility 3 • 748 Employees • GPW CAGR 2002 – 2013 = 11% • Underwriting Profit every year • 213 Employees • GPW CAGR 2002 – 2013 = 19% • Underwriting Profit 10 of 12 years (1) Includes corporate expenses. AXIS Insurance AXIS Re ‘02-’13 GPW $22.8 ‘02-’13 Underwriting Income $2.2 ’02-’13 Aggregate Combined Ratio 84% ‘02-’13 GPW $17.8 ‘02-’13 Underwriting Income $1.9 ‘02-’13 Aggregate Combined Ratio 88% 2002-2013 Aggregate Gross Premiums Written ($ in Billions) Consolidated AXIS ‘02-’13 GPW $40.6 ‘02-’13 Underwriting Income $4.1 ‘02-’13 Aggregate Combined Ratio 89%(1)

16.9% 15.4% 10.8% 9.8% 9.1% 9.0% 8.9% 8.8% 6.2% 5.2% 5.1% 2.7% 2.4% 2.1% (1.5%) 15.4% 8.4% 6.7% 6.1% 4.6% (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% AXIS Insurance’s Underwriting Has Outperformed Specialty Peers 4 2003 – 2013 Aggregate Underwriting Profitability(1) Source: Company documents. Note: US Specialty includes Alleghany, American Financial, Houston Casualty, Markel, RLI, and W.R. Berkley. Bermuda “Scale” Specialty includes ACE and XL. Bermuda Specialty ex. “Scale” includes Allied World, Arch, Argo, Aspen, Endurance and Validus (Validus includes only years 2008-2013). (1) 2003-2013 aggregate underwriting profitability calculated as 1- aggregate combined ratio for each company’s insurance segment only and excludes corporate expenses. US Specialty Bermuda “Scale” Specialty Bermuda Specialty ex. “Scale” Underpinned by Peer Review Since Inception

37.2% 30.1% 16.8% 11.9% 11.3% 9.9% 8.9% 8.3% 7.8% 5.5% 5.2% 4.8% 3.4% 1.6% 1.0% 1.0% 0.1% 27.7% 11.3% 10.7% 4.1% 3.7% 2.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% AXIS Re’s Underwriting Has Outperformed Diversified Peers 2003 – 2013 Aggregate Underwriting Profitability(1) Source: Company documents. Note: “Top 10” Reinsurers have >$1.5 Bn NPW in 2013 and excludes Berkshire Hathaway. European Reinsurers in Top 10 include Hannover Re, Munich Re, SCOR Re and Swiss Re. Top 10 Reinsurers >$1.5 Bn NPW (ex. European) include Alleghany, Everest Re, Partner Re and XL. Reinsurers <$1.5 Bn NPW include Allied World, Arch, Aspen, Endurance, and Platinum. Property Catastrophe includes Montpelier, RenRe (excludes Lloyd’s segment) and Validus (Validus includes only years 2006-2013). (1) 2003-2013 aggregate underwriting profitability calculated as 1- aggregate combined ratio for each company’s reinsurance segment only and excludes corporate expenses. 5 European Reinsurers in Top 10 Top 10 Reinsurers > $1.5Bn NPW (ex. European) Reinsurers < $1.5Bn NPW Property Catastrophe

• 29 offices on 5 continents • Risk-bearing platforms in the U.S., Bermuda and Europe, with international branches 6 Regional Service Hubs Employees North America 799 Europe(1) 293 Bermuda 72 Far East 70 Total 1,234 (1) Includes employees in Sao Paulo branch of AXIS Re. Strategic Global Presence

Momentum in Global AXIS A&H Initiative 7 UK/EUROPE US MIDDLE EAST ASIA New Reinsurance Products HealthCare Wholesale Distribution Limited Benefits Insurance on the Continent New Reinsurance Products Wholesale Distribution Specialty Health New Countries New Reinsurance Products Developing a global hybrid Accident & Health Insurer and Reinsurer

Delivered Excellent Shareholder Value Creation 8 (1) Diluted book value per share calculated using treasury stock method. 12/31/02 diluted BVPS is pro forma for AXIS Capital IPO. 2002 – 2014Q1 CAGR = 13.1% Total Value Creation = Growth in Diluted Book Value per Share(1) + Accumulated Declared Dividends $13.90 $16.74 $19.29 $18.34 $23.45 $28.79 $25.79 $33.65 $39.37 $38.08 $42.97 $45.80 $47.13 $0.14 $0.64 $1.24 $1.855 $2.535 $3.29 $4.10 $4.96 $5.89 $6.86 $7.88 $8.15 $13.90 $16.88 $19.93 $19.58 $25.31 $31.33 $29.08 $37.75 $44.33 $43.97 $49.83 $53.68 $55.28 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014Q1 Diluted BVPS Accumulated Dividends Declared

$291 $176 $710 $66 $318 $472 $179 $106 $113 $108 $206 $120 $118 $30 $397 $289 $818 $272 $438 $590 $208 $0 $200 $400 $600 $800 $1,000 2008 2009 2010 2011 2012 2013 2014Q1 Share Buybacks(2) Common Dividends 9 (1) Operating Income represents after-tax operational results without consideration of after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on the repurchase of preferred shares. (2) Share buybacks include open market and employee-related purchases. • Stable capital levels • Increasing capital efficiency supporting business expansion ($ in Millions) ‘08 – ’14Q1 Dividends Paid + Share Buybacks = 106% of ‘08 – ’14Q1 Aggregate Operating Income(1) Significant Return of Capital to Shareholders

Invest in our people and culture • Underwriting talent which delivered superior underwriting results since inception • Successfully attracting and adding new top-tier underwriting talent Deliver diversified growth • Bring specialist underwriting to new target markets • Develop new specialist franchises in AXIS model • More balance and lower volatility Optimize enterprise-wide risk portfolio • Constantly improving data and analytics • Informed, not ruled, by models Enhance operational excellence • Optimal organizational structure • Investments in IT • Competitive cost structure Strategic Initiatives to Achieve Goals 10 Top-quintile risk-adjusted returns over the cycle

Progress on Strategic Initiatives • Significant contribution from new, diversifying initiatives o Accident and Health unit o Global agriculture reinsurance line • New, diversifying initiatives in early stages o Lloyd’s presence o Re-entry into U.S. primary casualty o New distribution initiatives in U.S. excess casualty o Expanded professional liability, energy and marine specialties in Asia & Australia o Established Weather and Commodities Markets unit o Established third party capital management business o New healthcare liability insurance unit 11

Environment Continues to Support Good Margins 12 AXIS Insurance Current Business Mix Rate Change Index AXIS Insurance Total, 104 Aviation & Terrorism, 50 Professional lines, 85 Property Lines, 120 Casualty Lines, 99 Marine & Energy Lines, 143 30 40 50 60 70 80 90 100 110 120 130 140 150 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Ra te C ha ng e In de x (2 00 4 = 10 0)

Question & Answer Session